EXHIBIT 10.3

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT, dated as of the 30th day of June, 2011 (the "Agreement"), is by and between Solar3D, Inc. a Delaware corporation (the "Company"), and Roland F. Bryan, an individual (the "Purchaser").


                                   WITNESSETH:

         WHEREAS, Company owns 100% of the total issued and outstanding capital stock (the "Stock") of Wideband Detection Technologies, Inc., a Florida corporation ("WDTI").

         WHEREAS, the Company desires to sell to Purchaser and the Purchaser desires to purchase from the Company all of the Stock under the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:


                                   ARTICLE I
                           PURCHASE AND SALE OF STOCK
                           ---------------------------

         1.1 CONVEYANCE OF STOCK. Subject to the terms and conditions set forth in this Agreement and in reliance upon the representations and warranties of the Company and Purchaser herein set forth, Purchaser agrees to purchase from the Company and the Company agrees to sell to the Purchaser, at the Closing (as hereinafter defined in Section 3.1 of this Agreement), all right, title and interest in and to the Stock, so that upon the Closing, Purchaser will have good and marketable title in and to all of the Stock.


                                   ARTICLE II
                   PURCHASE PRICE, PAYMENT AND RELATED MATTERS
                   -------------------------------------------

         2.1 PURCHASE PRICE. In consideration for the Stock conveyed to the Purchaser by the Company at the Closing, Purchaser will pay a purchase price of one hundred thousand dollars ($100,000) (the "Purchase Price"), by issuing to the Company at the Closing a Secured Promissory Note in the principal amount of one hundred thousand dollars ($100,000), bearing simple interest at the rate of five percent (5%) per annum, and payable principal and accrued interest in full on a date five (5) years after the Closing Date, as hereinafter defined in
Section 3.1 of this Agreement. The Secured Promissory Note, a copy of which is attached to this Agreement as Exhibit A, will be secured by a perfected security interest in ten percent (10%) of the Stock, which will be held by the Company as collateral for repayment.

                                   ARTICLE III
                                   THE CLOSING
                                   -----------

         3.1 TIME AND PLACE OF CLOSING. The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of the Company and shall be effective as of June 30, 2011 ("Closing Date").



                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                  ---------------------------------------------

         The Company represents and warrants to Purchaser that:

         4.1 TITLE TO STOCK. Upon consummation of the purchase contemplated herein, Purchaser will acquire from the Company good and marketable title to the Stock, free and clear of all liens, third party claims or other encumbrances excepting only such restrictions upon transfer, if any, as may be imposed by applicable law.

         4.2 DUE AUTHORIZATION. The Company has all requisite power, authority and approvals required to enter into, execute and deliver this Agreement and to perform fully the Company's obligations hereunder and thereunder. The Company has taken all actions necessary to authorize it to enter into and perform fully its obligations under this Agreement and to consummate the transactions contemplated herein. This Agreement is, and as of the Closing will be, the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

         4.3 NO VIOLATION. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated herein will (a) violate, conflict with, or constitute a default under any contract or other instrument to which the Company is a party or by which it or its property is bound; (b) require the consent of any party to any material contract or other agreement to which the Company are a party or by which it or its property is bound; or (c) violate any laws or orders to which the Company or its property is subject.

         4.4 NO ADVERSE LITIGATION. The Company is not a party to any pending litigation which seeks to enjoin or restrict the Company's ability to convey the Stock hereunder, nor is any such litigation threatened against the Company. Furthermore, there is no litigation pending or threatened against the Company which, if decided adversely to the Company, could adversely affect the Company's ability to consummate the transactions contemplated in this Agreement.

                                   ARTICLE V
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER
                   -------------------------------------------

         Purchaser represents and warrants to the Company that:

         5.1 DUE AUTHORIZATION. Purchaser has all requisite power, authority and approvals required to enter into, execute and deliver this Agreement and to perform fully Purchaser's obligations hereunder and thereunder. Purchaser has taken all actions necessary to authorize it to enter into and perform fully its obligations under this Agreement and to consummate the transactions contemplated herein. This Agreement is, and as of the Closing, will be, the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms.

         5.2 NO VIOLATION. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated herein will (a) violate, conflict with, or constitute a default under any contract or other instrument to which Purchaser is a party or by which Purchaser or its property is bound; (b) require the consent of any party to any material contract or other agreement to which Purchaser is a party or by which it or its property is bound; or (c) violate any laws or orders to which Purchaser or its property is subject.

         5.3 NO BROKER. No broker, finder, agent or similar intermediary has acted for or on behalf of Purchaser or is entitled to a fee or commission in connection with this Agreement or the transactions contemplated hereby.

         5.4 SECURITIES REPRESENTATIONS.

                  (a) Purchaser is able to bear the economic risk of an investment in the Stock for an indefinite period of time, can afford the loss of the entire investment in the Stock, and will, after making an investment in the Stock, have sufficient means of providing for such Purchaser's current needs and possible future contingencies. Additionally, Purchaser's overall commitment to investments which are not readily marketable is not disproportionate to Purchaser's net worth and this Agreement will not cause such overall commitment to become excessive.

                  (b)  The  Stock  will  not  be  sold  by   Purchaser   without
registration under applicable securities acts or a proper exemption from such registration.

                  (c) The Stock is being acquired by Purchaser for such Purchaser's own account and risk, for investment purposes, and not on behalf of any other person or with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933, as amended. Purchaser is aware that there are substantial restrictions on the transferability of the Stock.

                  (d) Purchaser has had access to any and all information concerning WDTI that such Purchaser and Purchaser's financial, tax and legal advisors required or considered necessary to make a proper evaluation of this investment. In making the decision to purchase the Stock herein agreed to, Purchaser and such Purchaser's advisors have relied upon their own independent investigations and fully understand that there are no guarantees, assurances or promises in connection with any investment hereunder, and understand that the particular tax consequences arising from this investment in WDTI will depend upon the individual circumstances of Purchaser.

                                   ARTICLE VI
                                 INDEMNIFICATION
                                 ---------------

         6.1 INDEMNITY OF THE COMPANY. The Company shall indemnify and hold harmless Purchaser from and against, and shall reimburse Purchaser with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements (collectively the "Losses") asserted against or incurred by the Purchaser by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement made by the Company or in any document or certificate delivered by the Company pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

         6.2 INDEMNITY OF THE PURCHASER. The Purchaser agrees to defend, indemnify and hold harmless the Company and its affiliates from and against, and to reimburse the Company and its affiliates with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, asserted against or incurred by the Company or its affiliates by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement and made by Purchaser or in any document or certificate delivered by Purchaser pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

         6.3 INDEMNIFICATION PROCEDURE. A party (an "Indemnified Party") seeking indemnification shall give prompt notice to the other party (the "Indemnifying Party") of any claim for indemnification arising under this Article VI. The Indemnifying Party shall have the right to assume and to control the defense of any such claim with counsel reasonably acceptable to such Indemnified Party, at the Indemnifying Party's own cost and expense, including the cost and expense of reasonable attorneys' fees and disbursements in connection with such defense, in which event the Indemnifying Party shall not be obligated to pay the fees and disbursements of separate counsel for such in such action. In the event, however, that such Indemnified Party's legal counsel shall determine that defenses may be available to such Indemnified Party that are different from or in addition to those available to the Indemnifying Party, in that there could reasonably be expected to be a conflict of interest if such Indemnifying Party and the Indemnified Party have common counsel in any such proceeding, or if the Indemnified Party has not assumed the defense of the action or proceedings, then such Indemnifying Party may employ separate counsel to represent or defend such Indemnified Party, and the Indemnifying Party shall pay the reasonable fees and disbursements of counsel for such Indemnified Party. No settlement of any such claim or payment in connection with any such settlement shall be made without the prior consent of the Indemnifying Party which consent shall not be unreasonably withheld.

                                  ARTICLE VII
                                   DELIVERIES
                                   ----------

         7.1 ITEMS TO BE DELIVERED TO PURCHASER.

         (a) Certificate(s) representing all of the Stock registered in the name of the Purchaser; and

         (b) Any other document reasonably requested by Purchaser that Purchaser deem necessary for the consummation of this transaction.

         7.2 ITEMS TO BE DELIVERED TO THE COMPANY.

         (a) Any document reasonably requested by the Company that it deems necessary for the consummation of this transaction;

         (b) The Purchase Price evidenced by a Secured Promissory Note signed by the Purchaser; and

         (c) A certificate evidencing ten percent (10%) of the Stock accompanied by a signed stock power endorsed for transfer to the Company in the event of a default by the Purchaser on the Secured Promissory Note, to be held by the Company until the Secured Promissory Note is paid in full.


                                  ARTICLE VIII
                                  MISCELLANEOUS
                                  -------------

         8.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All representations and warranties and statements made by a party to this Agreement or in any document or certificate delivered pursuant hereto shall survive the date of Closing for two years. Each of the parties hereto is executing and carrying out the provisions of this Agreement in reliance upon the representations, warranties and covenants and agreements contained in this Agreement or at the closing of the transactions herein provided for and not upon any investigation which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

         8.2 FURTHER ASSURANCES. If, at any time after the Closing, the parties shall consider or be advised that any further deeds, assignments or assurances in law or any other things are necessary, desirable or proper to complete the transactions contemplated herein or to vest, perfect or confirm, of record or otherwise, the title to any property or rights of the parties hereto, the parties agree that their proper officers and directors shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors of the parties are fully authorized to take any and all such action.

         8.3 NOTICE. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile or email sent to, the party for whom intended, as follows, or to such other address, or facsimile number or email address as may be furnished by such party by notice in the manner provided herein:

                  If to the Company:

                  Solar3D, Inc.
                  6500 Hollister Avenue, Suite 130
                  Goleta, California 93117

                  Attention: James B. Nelson, Chief Executive Officer
                  Email: jnelson@solar3d.com


                  If to Purchaser:

                  Roland F. Bryan
                  6500 Hollister Avenue, Suite 130
                  Goleta, California 93117

                  Attention: Roland F. Bryan
                  Email: rbryan@solar3d.com


         8.4 ENTIRE AGREEMENT. This Agreement, and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to the Agreement's subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

         8.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person.

         8.6 GOVERNING LAW. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of California, without giving effect to any conflicts of law principles of that jurisdiction.

         8.7   COUNTERPARTS.   This   Agreement  may  be  executed  in  multiple
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         8.8  CONSTRUCTION.   Headings  contained  in  this  Agreement  are  for
convenience only and shall not be used in the  interpretation of this Agreement.

As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

         8.9 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first above written.



COMPANY:                        Solar3D, Inc.

                                By:________________________________________
                                   James B. Nelson, Chief Executive Officer



PURCHASER:                      Roland F. Bryan

                                By:________________________________________
                                   Roland F. Bryan, An Individual

                                    EXHIBIT A

                SECURED PROMISSORY NOTE PAYABLE TO SOLAR3D, INC.

                             SECURED PROMISSORY NOTE



$100,000                                                           June 30, 2011


                            Santa Barbara, California

         FOR VALUE RECEIVED, Roland J. Bryan, an individual (the "Maker") hereby promises to pay to the order of Solar3D, Inc., a Delaware corporation ("Payee") at 6500 Hollister Avenue, Suite 130, Goleta, California 93117, the principal sum of One Hundred Thousand Dollars U.S. ($100,000) plus simple interest at the rate of 5% per annum, payable principal and all accrued interest in full on or before June 30, 2016.

         1. SECURITY. This Note is secured by a first priority security interest in ten percent (10%) of the outstanding shares of the common stock of Wideband Detection Technologies, Inc. ("WDTI") owned by Maker (the "Shares"). Upon full payment of this Note, as provided elsewhere in this Note, Payee shall immediately execute all documents and take all actions necessary or appropriate in order to release the security interest of this Note in the Shares. While the Shares are pledged as security for this Note, Payee may foreclose on the Shares in the event of a default by Maker under this Note, subject to the conditions in Paragraph 3 herein. Notwithstanding anything else herein to the contrary, as this Note is repaid, Maker shall have the option of having a pro rata portion of the Shares released from the security interest, exercisable at any time during the term of this Note.

         2. RIGHT OF PREPAYMENT. Maker has the right to prepay all or any portion of this Note at any time during its term without penalty. Such prepayments shall be applied first to interest and then to principal.

         3. DEFAULT. Any of the following shall constitute a default by Maker hereunder:

         (a) The failure of Maker to make any payment of principal or interest required hereunder within 30 days of the due date for such payment, as it may properly be extended pursuant to the terms of this Note; or

         (b) The failure of Maker to fully perform any other material covenants and agreements under this Note and continuance of such failure for a period of 30 days after written notice of the default by Payee to the Maker.

Upon the occurrence of a default hereunder, Payee may, at its option, declare immediately due and payable the entire unpaid principal sum of this Note together with all accrued and unpaid interest owing at the time of such declaration pursuant to this Note.

         4. COSTS OF COLLECTIONS. Payee shall be entitled to collect reasonable attorney's fees and costs from Maker, as well as other costs and expenses reasonably incurred, in curing any default or attempting collection of any payment due on this Note.

         5. INSPECTION RIGHTS. Payee, individually or through its agent, shall have the right, upon reasonable notice and at its expense, to review and inspect the books and records of WDTI at Maker's office during reasonable business hours.

         6. RESTRICTION ON TRANSFER. This Note shall be subject to the following restrictions:

"This Note has been purchased by means of a private placement exempt from Federal securities registration pursuant to Section 4(2) and Rule 506 of the Securities Act of 1933, as amended, and exempt from California securities registration pursuant to Section 25102(f) of the California Corporate Securities Act of 1968, as amended, for offerings not involving any public offering or solicitation. This Note may not be sold, assigned, transferred or otherwise disposed of to any person or entity until the Note has been registered under an effective registration statement filed with the Securities and Exchange Commission, or an opinion of counsel or other evidence acceptable to Maker has been obtained to the effect that such registration is not required."

         7. PAYMENT. This Note shall be payable in lawful money of the United States.

         8. PLACE OF PAYMENT. All payments on this Note are to be made or given to Payee at the address provided to Maker or to such other place as Payee may from time to time direct by written notice to Maker.

         9. WAIVER. Maker, for itself and its successors, transfers and assigns, waives presentment, dishonor, protest, notice of protest, demand for payment and dishonor in nonpayment of this Note, bringing of suit or diligence of taking any action to collect any sums owing hereunder or in proceeding against any of the rights and properties securing payment hereunder.

         10. SEVERABILITY. If any provision of this Note or the application thereof to any persons or entities or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Note shall not be deemed affected thereby and every provision of this Note shall be valid and enforceable to the fullest extent permitted by law.

         11. NO PARTNER. Payee shall not become or be deemed to be a partner or joint venturer with Maker by reason of any provision of this Note. Nothing herein shall constitute Maker and Payee as partners or joint venturers or require Payee to participate in or be responsible or liable for any costs, liabilities, expenses or losses of Maker.

         12. NO WAIVER. The failure to exercise any rights herein shall not constitute a waiver of the right to exercise the same or any other right at any subsequent time in respect of the same event or any other event.

         13. GOVERNING LAW. This Note shall be governed by and construed solely in accordance with the laws of the State of California.


         IN WITNESS WHEREOF, Maker has executed this Note as of the date first hereinabove written.


MAKER:


                                 _______________________________________________
                                 Roland F. Bryan



PAYEE:                           Solar3D, Inc., a Delaware corporation


                                 By:
                                    ____________________________________________
                                    James B. Nelson, Chief Executive Officer